Exhibit 99.1 November 7, 2024 BancAnalysts Association of Boston Conference 2024 John Stern Senior Executive Vice President and Chief Financial Officer Stephen Philipson Senior Executive Vice President, Wealth, Corporate, Commercial, and Institutional Banking ©U.S. B ©U an .S c. B orp ancorp 1

Forward-looking statements and additional information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, future economic conditions and the anticipated future revenue, expenses, financial condition, asset quality, capital and liquidity levels, plans, prospects and operations of U.S. Bancorp. Forward-looking statements often use words such as “anticipates,” “targets,” “expects,” “hopes,” “estimates,” “projects,” “forecasts,” “intends,” “plans,” “goals,” “believes,” “continue” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could.” Forward-looking statements involve inherent risks and uncertainties that could cause actual results to differ materially from those set forth in forward-looking statements, including the following risks and uncertainties: deterioration in general business and economic conditions or turbulence in domestic or global financial markets, which could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities, reduce the availability of funding to certain financial institutions, lead to a tightening of credit, and increase stock price volatility; turmoil and volatility in the financial services industry, including failures or rumors of failures of other depository institutions, which could affect the ability of depository institutions, including U.S. Bank National Association, to attract and retain depositors, and could affect the ability of financial services providers, including U.S. Bancorp, to borrow or raise capital; increases in Federal Deposit Insurance Corporation (FDIC) assessments, including due to bank failures; actions taken by governmental agencies to stabilize the financial system and the effectiveness of such actions; uncertainty regarding the content, timing, and impact of changes to regulatory capital, liquidity and resolution-related requirements applicable to large banking organizations in response to adverse developments affecting the banking sector; changes to statutes, regulations, or regulatory policies or practices, including capital and liquidity requirements, and the enforcement and interpretation of such laws and regulations, and U.S. Bancorp’s ability to address or satisfy those requirements and other requirements or conditions imposed by regulatory entities; changes in interest rates; increases in unemployment rates; deterioration in the credit quality of U.S. Bancorp’s loan portfolios or in the value of the collateral securing those loans; changes in commercial real estate occupancy rates; risks related to originating and selling mortgages, including repurchase and indemnity demands, and related to U.S. Bancorp’s role as a loan servicer; impacts of current, pending or future litigation and governmental proceedings; increased competition from both banks and non-banks; effects of climate change and related physical and transition risks; changes in customer behavior and preferences and the ability to implement technological changes to respond to customer needs and meet competitive demands; breaches in data security; failures or disruptions in or breaches of U.S. Bancorp’s operational, technology or security systems or infrastructure, or those of third parties, including as a result of cybersecurity incidents; failures to safeguard personal information; impacts of pandemics, natural disasters, terrorist activities, civil unrest, international hostilities and geopolitical events; impacts of supply chain disruptions, rising inflation, slower growth or a recession; failure to execute on strategic or operational plans; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; effects of changes in or interpretations of tax laws and regulations; management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputation risk; and the risks and uncertainties more fully discussed in the section entitled “Risk Factors” of U.S. Bancorp’s Form 10- K for the year ended December 31, 2023, and subsequent filings with the Securities and Exchange Commission. In addition, factors other than these risks also could adversely affect U.S. Bancorp’s results, and the reader should not consider these risks to be a complete set of all potential risks or uncertainties. Readers are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. ©U.S. Bancorp 2

A trusted partner with a strong foundation NYSE Traded USB Assets $665B Assets Under $489B 1 Management Founded 1863 Deposits $509B Assets Under Custody $11.2T 1 Market Cap $76B Loans $374B & Administration Regional National International Branch footprint Capital Markets, Wealth, Commercial Real Merchant Payment Services, Estate, Corporate Payment and Treasury Investment Services Solutions, Retail Payment Solutions, Institutional Client Group, Consumer Credit ©U.S. Bancorp 3 Average balances for the three months ended September 30, 2024, unless otherwise noted; Market Cap as of October 30, 2024 1 As of August 31, 2024

Our diversified business mix supports consistent growth

Percentage of total net revenue by business line[1]

Wealth, Corporate, Commercial and Institutional Banking (WCIB)

- Corporate and Commercial Banking[2]
- Commercial Real Estate
- Wealth and Asset Management
- Capital Markets
- Investment Services (Global Corporate Trust and Fund Services)


43%
33%
24%

Consumer and Business Banking (CBB)

- Consumer Banking
- Business Banking
- Mortgage and Auto

Payment Services (PS)

- Payments: Merchant and Institutional
- Payments: Consumer and Small Business

Our clients[3]

~13M	~1.4M	~500K	~45K
Consumers	*Businesses*	*Wealth clients*	*Corporate and institutional*

©U.S. Bancorp

[1] For the nine months ended September 30, 2024 taxable-equivalent basis. Business line revenue percentages exclude Treasury and Corporate Support. Non-GAAP. See appendix for reconciliation

[2] Includes a portion of Treasury Management; [3] Client data as of June 30, 2024

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The strength of our resilient, diversified business mix

Traditional Loans and Deposits

- Consumer Banking
- Business Banking
- Mortgage and Auto
- Corporate and Commercial Banking
- Commercial Real Estate

% of revenue[1]



49%

Efficient, prudent balance sheet

~11% fees

Focused on **capital-efficient growth** and deepening client relationships

Transaction Services

- Retail Payment Solutions
- Global Merchant Acquiring
- Corporate Payment Systems and Treasury Solutions
- Investment Services

% of revenue[1]



38%

Fee revenue acceleration

~61% fees

Focused on **money movement** with innovation, convenience, and global reach

Wealth and Capital Markets

- Wealth and Asset Management
- Capital Markets

% of revenue[1]



13%

Trusted advice

~63% fees

Focused on exceptional **advice**, high-touch service, and trusted relationships

©U.S. Bancorp

[1] For the nine months ended September 30, 2024 taxable-equivalent basis. Business line product mix revenue percentages exclude Treasury and Corporate Support. Non-GAAP. See appendix for reconciliation

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WCIB has a track record of growth and market leading products $9.1B revenue for the nine months ended 2019 – 2023 Market leading products September 30, 2024 Revenue CAGR: 10.3% Corporate and Commercial ~90% 31% Banking Of Fortune 1000 companies 1 bank with us $6,129M Wealth and Asset Management 25% # 1 $5,711M J.D. Power ranked 2 $4,273M wealth advisor Investment Services 24% # 1 In corporate trust $4,143M $3,387M 3 $2,664M markets we serve Capital Markets and other 11% #4 2019 2023 YTD 3Q24 Investment grade Commercial Real Estate 9% Fee NII 4 syndicated loans 1 2 Fortune and Fortune Media IP Limited are not affiliated with, and do not endorse products or services of, U.S. Bancorp; J.D. Power 2024 U.S. full-service investor satisfaction study released on March 21, 2024 based on 3 investors surveyed from January 2023 – January 2024, who may be working with a financial advisor from U.S. Bank or its affiliate, U.S. Bancorp Investments; US market share data sourced from Greenstreet ABAlert for 4 ©U.S. Bancorp the ABS/MBS and CLO rankings and Refinitiv for the Corporate and Municipal rankings. Rankings based upon number of deals and volume in dollars. Data as of September 2024; LSEG/LPC as of September 30, 2024, 6 based on number of deals.

Product depth and breadth for institutional and wealth clients

✦ *Differentiated products*

Clients

Wealthy individuals
~500K

Government and institutions
~30K

Companies
~15K

Reach

~3K wealth advisors and relationship managers

National footprint

International hubs in Dublin, London, and Luxembourg

50 client centers

Products

- Capital markets
- Institutional banking
- Wealth management
- Treasury management
- Asset management
- ✦ **Fund servicing**
- ✦ **Corporate trust**
- ✦ **Custody**

©U.S. Bancorp Client data as of June 30, 2024 7

Unlocking Global Capital Markets opportunities Driving growth by leveraging our interconnectivity and delivering our broad and expanding product set Capital Markets revenue Medium term revenue drivers 2019 – 2023 Client depth Medium term • Enhanced internal partnerships ~15% • Comprehensive client solutions +12% -15% CAGR opportunity • Up-tier strategy $911M $808M Product excellence $527M • Commodities • ABS/structured credit Expanding reach 2019 2023 YTD 3Q24 • Foreign exchange ©U.S. Bancorp 8

Integrated solutions with Global Transaction Services (GTS) Holistically serving clients by leveraging our Treasury Management platforms and Capital Markets capabilities We facilitated over 1 Global Products & U.S. $1T cross-border payments Partnering with clients to identify Solutions Bancorp current and anticipated global Each incremental % banking needs International payments ü results in $4-$5M FX ü in revenue Global Foreign deposits ü Transaction 12% Derivatives Services and have ü 8% opportunity Global trade ü to further Investment services deepen ü FY23 YTD 3Q24 relationships FX penetration 1 As of September 30, 2024 ©U.S. Bancorp 9

Strong Investment Services franchise Investment Services revenue Supporting our clients where $3.0B they need us (U.S. and Europe) 12% CAGR Franchise includes: $1.6B Dominant position with growing $1.9B Ø Global Corporate Trust market share Ø Global Fund Services $1.1B Ø Institutional Trust and Custody $1.4B Investments are in steady state $0.8B 2019 2023 NII Fee ©U.S. Bancorp 10

Our interconnected approach drives enhanced Private Capital opportunities: A client example 1 1 How it started How it’s going 2 ~$1.5M annual >$20M revenue revenue 2 Banking Over $1.5B committed credit Single product client Capital Loan syndication, debt capital markets, Markets and foreign exchange hedging fees Global Corporate Global Trust Escrow and trustee for securitization Corporate vehicles Trust Payments Corporate Card partnership 1 2 Private Capital client example; Nine months ended September 30, 2024 ©U.S. Bancorp 11

Increasing wealth penetration and connectivity across the company Consumer penetration drivers 1 Wealth revenue ~12K new Branch pop-ups funded 2 16% relationships $2,587M CAGR ~8 million $1,571M $1,570M $1,425M Emerging affluent strategy qualified $650M 2 clients $1,017M $775M ~2X revenue Market expansion through in expansion Fee Revenue NII interconnectivity 3 markets 1 2 3 Includes the Union Bank acquisition that occurred in December 2022; Nine months ended 9/30/24; Expansion markets include Arizona, California, Florida, New York/Tri-State area, North Carolina, Tennessee & ©U.S. Bancorp 12 Texas, revenue growth range 2022-2024 Forecast

In closing Our growing institutional and wealth franchise is executing at a high level, poised for continued performance Growth Interconnectivity Execution Focus and momentum on Unique product set and Complementary businesses successful execution of our reach drives deeper providing holistic solutions strategies relationships and growth for our clients ©U.S. Bancorp 13

Appendix ©U.S. Bancorp 14

Non-GAAP Financial Measures Nine Months Ended ($ in millions) September 30, 2024 Line of Business Financial Performance Net Revenue Wealth, Corporate, Commercial and Institutional Banking $ 9,098 Consumer and Business Banking 6,976 Payment Services 5,248 Treasury and Corporate Support (876) Total Company 20,446 Less Treasury and Corporate Support (876) Total Company excluding Treasury and Corporate Support $ 21,322 Percent of Total Company Wealth, Corporate, Commercial and Institutional Banking 44 % Consumer and Business Banking 34 % Payment Services 26 % Treasury and Corporate Support (4) % Total Company 100 % Percent of Total Company excluding Treasury and Corporate Support Wealth, Corporate, Commercial and Institutional Banking 43 % Consumer and Business Banking 33 % Payment Services 24 % Total Company excluding Treasury and Corporate Support 100% ©U.S. Bancorp 15

Non-GAAP Financial Measures Nine Months Ended ($ in millions) September 30, 2024 Line of Business Mix Performance Net Revenue Traditional loans and deposits $ 10,453 Transaction services 8,135 Wealth and capital markets 2,734 Treasury and Corporate Support (876) Total Company 20,446 Less Treasury and Corporate Support (876) Total Company excluding Treasury and Corporate Support $ 21,322 Percent of Total Company Traditional loans and deposits 51 % Transaction services 40 % Wealth and capital markets 13 % Treasury and Corporate Support (4) % Total Company 100 % Percent of Total Company excluding Treasury and Corporate Support Traditional loans and deposits 49 % Transaction services 38 % Wealth and capital markets 13 % Total Company excluding Treasury and Corporate Support 100% ©U.S. Bancorp 16